UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 28, 2006

                 CWABS Asset-Backed Certificates Trust 2006-8
                 --------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131591-15

                                  CWABS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131591

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                    Delaware                             95-4596514
                    --------                             ----------
         (State or Other Jurisdiction of    (I.R.S. Employer Identification No.
        Incorporation of the depositor)             of the depositor)

         4500 Park Granada, Calabasas, California                       91302
         ----------------------------------------                   ------------
(Address of Principal Executive Offices of the depositor)           (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item 8.01. Other Events.

         On June 28, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-8 (the "Certificates"). The Certificates were issued on June 28, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

         The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

         The tables attached hereto as Exhibit 99.2 describe characteristics of the final mortgage pool following the transfer to the Issuing Entity of all Subsequent Mortgage Loans during the Funding Period and as of the related Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the final mortgage pool as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

         On June 28, 2006, CHL entered into an interest rate Swap Contract (the "Swap Contract"), dated as of May 4, 2006, as evidenced by a Confirmation (the "Swap Contract Confirmation") between CHL and Barclays Bank PLC (the "Counterparty"). The Swap Contract Confirmation is annexed hereto as Exhibit 99.3.

         On June 28, 2006, the Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, as defined below, entered into an International Swap Dealers Association ("ISDA") Master Agreement (the "Master Agreement"), dated as of June 28, 2006. The Master Agreement is annexed hereto as Exhibit 99.4.

         On June 28, 2006, the Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into a schedule to the Master Agreement (the "Schedule"), dated as of June 28, 2006. The Schedule is annexed hereto as Exhibit 99.5.

         On June 28, 2006, the Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into an ISDA Credit Support Annex (the "Credit Support Annex"), dated as of June 28, 2006. The Credit Support Annex is annexed hereto as Exhibit 99.6.

         On June 28, 2006, CHL entered into a Swap Contract Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of June 28, 2006, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the

Swap Contract to the Swap Contract Administrator. The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.7.

         On June 28, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of June 28, 2006, by and among CHL and The Bank of New York, as Swap Contract
Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.8.

Section 9.   Financial Statements and Exhibits.

Item 9.01.   Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Shell Company Transactions.

             Not applicable.

         (d) Exhibits.

             4.1         Pooling and Servicing Agreement

             99.1        Characteristics of Initial Mortgage Pool

             99.2        Characteristics of Final Mortgage Pool

             99.3        Swap Contract Confirmation

             99.4        ISDA Master Agreement

             99.5        Schedule to ISDA Master Agreement

             99.6        Credit Support Annex

             99.7        Swap Contract Assignment Agreement

             99.8        Swap Contract Administration Agreement

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.



                                            By:  /s/ Ruben Avilez
                                                 ----------------
                                            Name:    Ruben Avilez
                                            Title:   Vice President



Dated:  August 3, 2006

                                 Exhibit Index
                                 -------------

Exhibit No.         Description
-----------         -----------

4.1                 Pooling and Servicing Agreement

99.1                Characteristics of Initial Mortgage Pool

99.2                Characteristics of Final Mortgage Pool

99.3                Swap Contract Confirmation

99.4                ISDA Master Agreement

99.5                Schedule to ISDA Master Agreement

99.6                Credit Support Annex

99.7                Swap Contract Assignment Agreement

99.8                Swap Contract Administration Agreement